United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 16, 2007


                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
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              (Exact name of registrant as specified in its charter

  Rhode Island                      0-16704                  05-0344399
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 (State of incorporation         (Commission                (IRS Employer Iden-
  or organization)                File Number)                tification No.)

  75 Hammond Street, Worcester, Massachusetts                             01610
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  (address of principal executive offices)                           (Zip Code)

  Registrant's telephone number:  508-755-4000
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.02 Departure  of Directors or Certain  Officers;  Election of  Directors;
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          Appointment of Certain Officers;  Compensatory Arrangements of Certain
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          Officers.
          ---------

          On February 16, 2006, Mary A. Tanona, Secretary and General Counsel of Providence and Worcester Railroad Company (the "Company"), a named executive officer of the Company, delivered notice to the Company of her resignation, effective April 30, 2007.

                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    Providence and Worcester
                                      Railroad Company

                                    By: /s/ Robert J. Easton
                                        --------------------
                                    Robert J. Easton, Treasurer and
                                    Chief Financial Officer

Date: February 23 2007